Supplement dated March 12, 2012 to the Wilmington Funds (the “Funds” or the “Trust”) (formerly, MTB Group of Funds) Prospectus dated August 31, 2011 (the “Prospectus”)

Effective March 12, 2012, the information in the Prospectus will be amended, supplemented, or replaced as follows:

1. New Contractual Expense Caps for Certain Wilmington Funds

The contractual expense caps for the Class A Shares, Class C Shares and Class I Shares for the following Wilmington Funds were extended until August 31, 2013, as listed below:

Fund	Class A	Class C	Class I
Wilmington Broad Market Bond Fund	1.00%	N/A	0.65%
Wilmington Intermediate-Term Bond Fund	0.95%	1.68%	0.60%
Wilmington Multi-Manager International Fund	1.49%	N/A	1.36%
Wilmington Short Duration Government Bond Fund	0.89%	1.66%	0.64%

2. Investment Goal Change for Wilmington Strategic Allocation Moderate Fund

The following supplements and amends information on pages 45 and 71 of the Prospectus, under the sections entitled “Investment Goal,” with respect to the Wilmington Strategic Allocation Moderate Fund.

The Fund’s investment goal is to seek a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation Funds.

3. Performance, Strategies and Risks Changes

(a)	Wilmington Strategic Allocation Moderate Fund

The following supplements and amends the first sentence of the “Principal Investment Strategies of the Fund” section on page 45 of the Prospectus.

The Fund pursues its investment goal by allocating its investments among fixed income securities, equity securities and other assets in an effort to achieve a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation Funds.

The following supplements and amends information on page 48 of the Prospectus, under the section entitled “Performance Information,” with respect to the Wilmington Strategic Allocation Moderate Fund.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance reflected in the bar chart for the Fund does not reflect any sales charges, which, if reflected, would lower returns. The table shows returns for the Fund’s primary broad-based market indices, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, which are used to show how the Fund’s performance compares with the returns of indices of funds or securities with similar investment goals. The Fund also compares its performance to the Moderate Blended Index constructed by the Advisor. Updated performance information for the Fund can be obtained by visiting www.wilmingtonfunds.com.

The performance information for the periods prior to June 11, 2010 for all share classes of the Fund is the historical performance information for the MTB Managed Allocation Fund—Moderate Growth (“Moderate Fund”), which, along with two other Wilmington Funds (formerly MTB Funds), was merged into the Fund at that time. The historic performance information of the Moderate Fund is shown because it was the accounting survivor of the merger. The Moderate Fund did not offer Class I Shares, although the Fund has done so since July 16, 1993. Thus, the information for the Class I Shares in the table below is that of the Class A Shares of the Moderate Fund, after adjustments to reflect the sales load of the Class I Shares.

The following supplements and amends information on page 48 of the Prospectus, under the section entitled “Average Annual Total Returns”.

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Life of Fund
Class A Shares
Return Before Taxes	4.66%	1.73%	1.96%
Return After Taxes on Distributions	4.02%	0.74%	1.13%
Return After Taxes on Distributions and Sale of Fund Shares	3.01%	1.11%	1.34%
Class I Shares
Return Before Taxes	N/A	N/A	14.10%*
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)**	16.93%	4.61%	5.83%
S&P 500® (reflects no deductions for fees, expenses or taxes)**	15.06%	2.29%	1.41%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	5.80%	5.84%
Blended Benchmark (reflects no deductions for fees, expenses or taxes)***	10.88%	4.32%	4.35%
Moderate Blended Index (reflects no deductions for fees, expenses or taxes)***	10.31%	4.23%	5.01%
Lipper Mixed Asset Target Allocation Growth Fund Average (reflects no deduction for taxes)	12.78%	3.32%	3.13%

*	The total return for Class I Shares represents the cumulative performance for the period June 11, 2010 (commencement of operations) through December 31, 2010.
**	Effective March 12, 2012, the Fund replaced the S&P 500 Index with the Russell 3000 Index as the primary benchmark for the Fund, because the Russell 3000 Index is the more appropriate benchmark for the Fund.
***	Effective March 12, 2012, the Fund replaced the Blended Benchmark with the Moderate Blended Index as a secondary benchmark for the Fund, because the Moderate Blended Index is the more appropriate benchmark for the Fund. The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

On page 49 of the Prospectus, under the “Management of the Fund” section, the Fund’s Investment Advisor is changed to “Wilmington Trust Investment Advisors, Inc.” (“WTIA”).

The following supplements and amends the first sentence of the “Principal Investment Strategies of the Fund” section on page 71 of the Prospectus.

The Fund pursues its investment goal by allocating its investments among fixed income securities, equity securities and other assets in an effort to achieve a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation Funds.

(b)	Wilmington Multi-Manager International Fund

The following replaces the final sentence in the “Portfolio Turnover” section on page 50.

During its most recent fiscal year, the portfolio turnover rate of the Fund’s predecessor fund was 98% of the average value of its portfolio. See the discussion below under “Performance Information” regarding the predecessor fund.

The following information supplements or amends pages 50-51 of the Prospectus under the sections entitled “Principal Investment Strategies of the Fund,” “Principal Risks of Investing in the Fund” and “Performance Information.”

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing substantially all, but under normal circumstances not less than 80% (measured at time of purchase), of the value of its net assets (plus borrowings for investment purposes, if any) in a diversified portfolio of foreign securities, including common stocks, preferred stocks, convertible securities, emerging markets securities and exchange-traded funds (ETFs). The Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International All Country World Index ex US (“MSCI ACWI ex-US Net” Index), the benchmark against which the Fund measures the performance of its portfolio.

Principal Risks of Investing in the Fund

Exchange Traded Funds (ETFs) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Performance Information

The following information is added as the first paragraph of the “Performance Information” section.

The returns presented for the Fund reflect the performance of Wilmington Multi-Manager International Fund (the “Predecessor Fund”), a series of WT Mutual Fund. The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following information supplements and amends the corresponding sections of the “Annual Total Returns” and “Average Annual Total Returns” sections.

Annual Total Returns – Class I Shares

Best Quarter 25.70% 6/30/2009 Worst Quarter (22.28)% 12/31/2008

The Fund’s Class I Shares total return for the six-month period from January 1, 2011 to June 30, 2011 was 2.21%.

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Life of Fund
Class I Shares
Return Before Taxes	16.08%	4.36%	3.30%
Return After Taxes on Distributions	15.87%	2.97%	2.44%
Return After Taxes on Distributions and Sale of Fund Shares	10.67%	3.54%	2.71%
Class A Shares
Return Before Taxes*	11.83%	3.40%	N/A
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)**	7.75%	2.46%	3.50%
MSCI ACWI ex-US Net Index (reflects no deductions for fees, expenses or taxes)**	11.15%	4.82%	2.43%
Lipper International Multi-Cap Core Funds Average (reflects no deductions for taxes)	11.41%	3.58%	5.33%

*	From inception of the Predecessor Fund’s Class A Shares on December 20, 2005 through December 31, 2010, the average annual total return was 3.48% for the Class A Shares and 2.43% for the MSCI ACWI ex-US Net Index.
**	Effective March 12, 2012, the Fund changed its primary benchmark from the MSCI EAFE Index to the MSCI ACWI ex-US Net Index, because the MSCI ACWI ex-US Net Index is more reflective of the Fund’s investment strategy.

The following information supplements or amends page 72 of the Prospectus under the sections entitled “Principal Investment Strategies of the Fund” and “Principal Risks of Investing in the Fund.”

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing substantially all, but under normal circumstances not less than 80% (measured at time or purchase), of the value of its net assets (plus borrowings for investment purposes, if any) in a diversified portfolio of foreign securities, including common stocks, preferred stocks, convertible securities, emerging markets securities and exchange-traded funds (ETFs). The Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International All Country World Index ex US (“MSCI ACWI ex-US Net” Index), the benchmark against which the Fund measures the performance of its portfolio.

Principal Risks of Investing in the Fund

•	Exchange Traded Funds (ETFs) Risk

The following information is added to page 122 of the Prospectus under the section entitled “Financial Highlights” for the Wilmington Multi-Manager International Fund.

Financial Highlights

The financial highlights information presented for the Wilmington Multi-Manager International Fund is the financial history of the predecessor A Shares and Institutional Shares of Wilmington Multi-Manager International Fund, a series of WT Mutual Fund (the “Predecessor Fund”), which has been reorganized into the Wilmington Multi-Manager International Fund. The financial highlights tables are intended to help you understand the Predecessor Fund’s financial performance for the past five years ended June 30. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by Ernst & Young LLP, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s most recent annual report, which is available upon request.

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND – CLASS I SHARES

	For the Years Ended June 30,
	2011	2010	2009	2008	2007
Net Asset Value – Beginning of Year	$5.97	$5.37	$8.51	$11.76	$9.92

Investment Operations:
Net investment income[1]	0.10	0.07	0.10	0.18	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.67	0.64	(2.93)	(1.24)	2.74

Total from investment Operations	1.77	0.71	(2.83)	(1.06)	2.90

Distributions:
From net investment income	(0.08)	(0.11)	(0.11)	(0.27)	(0.13)
From net realized gains	—	—	(0.20)	(1.92)	(0.93)
From return of capital	—	— [2]	—	—	—

Total distributions	(0.08)	(0.11)	(0.31)	(2.19)	(1.06)

Net Asset Value – End of Year	$7.66	$5.97	$5.37	$8.51	$11.76

Total Return	29.78%	13.10%	(32.82)%	(10.49)%	30.57%

Ratios (to Average Net Assets)/Supplemental Data:
Expenses:
Including expense Limitations	1.41%	1.37%	1.40%	1.15%	1.06%
Excluding expense Limitations	1.43%	1.38%	1.42%	1.16%	1.06%
Net investment income	1.38%	1.03%	1.64%	1.75%	1.49%
Portfolio turnover rate	98%	107%	136%	124%	89%
Net assets at the end of year (000 omitted)	$373,798	$249,031	$395,536	$1,035,939	$1,129,534

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Less than $0.01 per share.

(c)	Wilmington Prime Money Market Fund

The following information supplements or amends page 5 of the Prospectus under the section entitled “Average Annual Total Returns.”

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Life of Fund
Select Class Shares*
Return Before Taxes	0.01%	2.236%	1.96%
iMoneyNet, Inc. First Tier Retail Average (reflects no deductions for fees, expenses or taxes)	0.03%	2.26%	2.00%
iMoneyNet, Inc. First Tier Institutional Average (reflects no deductions for fees, expenses or taxes)	0.08%	2.56%	2.33%

*	As of the date of this prospectus, Institutional Class Shares have not yet commenced operations, and the pre-inception historical performance of the Institutional Class is based on the previous performance of Select Class Shares.

(d)	Wilmington U.S. Government Money Market Fund

The following information supplements or amends page 15 of the Prospectus under the section entitled “Average Annual Total Returns.”

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Life of Fund
Select Class Shares*
Return Before Taxes	0.01%	2.23%	1.96%
iMoneyNet, Inc. Government Retail Average (reflects no deductions for fees, expenses or taxes)	0.02%	2.02%	1.86%
iMoneyNet, Inc. Government Institutional Average (reflects no deductions for fees, expenses or taxes)	0.02%	2.21%	2.06%

*	As of the date of this prospectus, Institutional Class Shares have not yet commenced operations, and the pre-inception historical performance of the Institutional Class is based on the previous performance of Select Class Shares.

(e)	Wilmington U.S. Treasury Money Market Fund

All references to the Fund’s broad-based market indexes as the “iMoneyNet, Inc. Treasury Retail Average” and “iMoneyNet, Inc. Treasury Retail Average” are hereby amended to read “iMoneyNet, Inc. Treasury and Repo Retail Average” and “iMoneyNet, Inc. Treasury and Repo Retail Average,” respectively.

4. Changes to the Sub-Advisors for Wilmington Multi-Manager International Fund

Acadian Asset Management LLC, Dimensional Fund Advisors LP, Goldman Sachs Asset Management, L.P., Parametric Portfolio Associates LLC, Principal Global Investors LLC and Wilmington Trust Investment Advisors, Inc. will serve as additional sub-advisors to the Wilmington Multi-Manager International Fund. The Advisor will allocate assets of the Wilmington Multi-Manager International Fund among the sub-advisors. The allocation of assets among the sub-advisors may vary from time to time and the Advisor may not allocate assets to all of the sub-advisors at the same time.

The following supplements certain information on page 87 of the Prospectus under the section entitled “Who Manages the Funds,” under “Sub-Advisors” for the Wilmington Multi-Manager International Fund.

Acadian Asset Management LLC (“Acadian”). Acadian, founded in 1986, is a registered investment advisor with its principal executive office located at One Post Office Square, Boston, MA 02109. As of December 31, 2011, Acadian had assets under management of approximately $42.2 billion.

Dimensional Fund Advisors LP (“Dimensional”). Dimensional is a registered investment advisor with its principal executive office located at 6300 Bee Cave Road, Building One, Austin, TX. As of December 31, 2011, Dimensional had global assets under management of approximately $213.7 billion.

Goldman Sachs Asset Management, L.P. (“Goldman Sachs”). Goldman Sachs, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 200 West Street, New York, NY 10282. Goldman Sachs is part of the Investment Management Division (“IMD”) and an affiliate of Goldman, Sachs & Co. (“GSC”). As of December 31, 2011, Goldman Sachs, along with other units of IMD, had assets under management of approximately $705.8 billion.

Parametric Portfolio Associates LLC (“Parametric”). Parametric is a registered investment advisor with its principal executive office located at 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101. As of December 31, 2011, Parametric had assets under management of approximately $41.2 billion.

Principal Global Investors LLC (“Principal Global”). Principal Global is a registered investment advisor with its principal executive office located at 801 Grand Avenue, Des Moines, IA 50392. As of December 31, 2011, Principal Global had assets under management of approximately $242.2 billion. Information regarding Principal Global’s affiliates can be found in the SAI in the section entitled “Sub-Advisory Services.”

Wilmington Trust Investment Advisors, Inc. (“WTIA”). WTIA is a registered investment advisor with its principal executive office located at 100 E. Pratt Street, 17th Floor, Baltimore, MD 21202. As of December 31, 2011, WTIA had assets under management of approximately $14.4 billion.

5. Changes to the Portfolio Managers

(a)	Portfolio Manager Responsibilities

The following amends certain information beginning on page 87 of the Prospectus under the section entitled “Who Manages the Funds,” under “Portfolio Responsibilities.”

Broad Market Bond Fund (formerly, Income Fund) – James M. Hannan, Wilmer C. Stith, III, CFA, Dominick J. D’Eramo, CFA, and Randy H. Vogel, CFA, jointly manage the Broad Market Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Intermediate-Term Bond Fund – Dominick J. D’Eramo, CFA, Randy H. Vogel, CFA, James M. Hannan and Wilmer C. Stith, III, CFA, jointly manage the Intermediate-Term Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Maryland Municipal Bond Fund – Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. jointly manage the Maryland Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

New York Municipal Bond Fund – Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. jointly manage the New York Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Pennsylvania Municipal Bond Fund – Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. jointly manage the Pennsylvania Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Short Duration Government Bond Fund – Robert J. Truesdell, James M. Hannan and Wilmer C. Stith, III, CFA jointly manage the Short Duration Government Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Short-Term Corporate Bond Fund – Wilmer C. Stith, III, CFA and James M. Hannan jointly manage the Short-Term Corporate Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Virginia Municipal Bond Fund – Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. jointly manage the Virginia Municipal Bond Fund. They agree on purchases and sales, and jointly decide on sector and duration management strategies.

Strategic Allocation Moderate Fund (formerly, Strategic Allocation Fund) – Mark J. Stevenson, CFA, Joshua A. Savadove, CFA, CAIA, Allen E. Choinski, CFA and Clayton M. Albright, III co-manage the Strategic Allocation Moderate Fund. Under normal circumstances, Mr. Stevenson, Mr. Savadove, Mr. Choinski or Mr. Albright initially recommends changes to the allocation among and the selection of the Underlying Funds. The co-managers who did not initiate the allocation recommendation then contribute input and analysis and the portfolio managers jointly decide the investment approach to be implemented.

International Fund (formerly, International Equity Fund) – R. Samuel Fraundorf, CFA, CPA, George Chen, CPA, CIPM, Amanda M. Cogar, CFA, Clement K. Miller, CFA and Thomas R. Pierce, CFA allocate the assets of the International Fund among the sub-advisors. Asha Mehta, Contantine P. Papageorgiou, David Bertocchi, Jonathan Greenhill, Karen E. Umland, Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall, Nellie Bronner, CFA, Ron Hua, Len Ioffe, Denis Suvorov, CFA, Thomas R.H. Tibbles, Barry A. Lockhart, Trevor Graham, Patrick Tan, Puneet Mansharamani, Josef Lakonishok, Menno Vermeulen, David M. Stein, Thomas C. Seto and Michael L. Reynal, Portfolio Managers for the sub-advisors, jointly manage the International Fund. They decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the International Fund that they manage. Each sub-advisor is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

Small Cap Growth Fund – James Thorne, Ph.D. and Bradley A. Williams jointly manage the Small Cap Growth Fund. They agree on purchases and sales, and jointly decide on sector and capitalization weightings.

(b)	Portfolio Manager Biographies

The following supplements certain information beginning on page 88 of the Prospectus under the section entitled “Who Manages the Funds,” under “Portfolio Manager Biographies.”

Clayton M. Albright, III, is a Vice President, Portfolio Manager and Managing Director, Economic Research at WTIA. He is a member of the investment team primarily responsible for the day-to-day management of the Strategic Allocation Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with WFMC since 1987. Since 1987, Mr. Albright has specialized in the management of intermediate and long-term fixed income funds. In 2007, he became Managing Director of Fixed Income, responsible for all fixed income products. Mr. Albright is a member of the Wilmington Trust Investment Strategy Team.

George Chen, CFA, CIPM, has been an Assistant Vice President at WTIA since January 2005. He has been a Research Analyst for WTIA since 2004 and was a Senior Accountant at Balentine & company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Mr. Chen is involved in the investment manager selection process including searches, due diligence and selection. Mr. Chen also conducts research on portfolio construction.

Joseph H. Chi, CFA, Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 2005.

Allen E. Choinski, CFA, is an Assistant Vice President and Portfolio Manager/Research Analyst of WTIA and is responsible for quantitative equity research and portfolio management. Mr. Choinski also develops targeted quantitative models. Prior to joining Wilmington Trust in 2007, Mr. Choinski researched and implemented quantitative equity investment strategies at Alpha Equity Management, LLC. Mr. Choinski began his career at Smith Barney as a financial advisor, and later worked for five years at ING’s Aeltus Investment Management in fundamental and quantitative research.

Thomas R. Pierce, CFA, Chief Investment Strategist at WTIA, is a co-portfolio manager and the investment architect of M&T Bank’s Unified Managed Account (UMA) “Portfolio Architect” series of managed accounts, which he has managed since the product’s inception in 1997. He manages the Asset, Portfolio and Manager Strategies groups which perform strategic and tactical asset allocation, model portfolio management, and vehicle and manager selection. He is also a co-portfolio manager for M&T Bank’s defined-benefit pension portfolio and a consultant for the bank’s bank owned life insurance (BOLI) portfolio. Mr. Pierce has over 28 years of investment industry experience encompassing multiple asset classes. Mr. Pierce is currently a Group Vice President of M&T Bank having started as a Vice President with M&T in January 1995. Mr. Pierce holds the Chartered Financial Analyst designation. He has a B.A. in Economics from Washington University and an M.B.A. from the University of Chicago.

Stephen A. Clark, Senior Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 2001.

Amanda M. Cogar, CFA, is an Assistant Vice President and has been a Research Analyst at WTIA since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002 to 2004. Ms. Cogar is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Ms. Cogar is involved in the investment manager selection process, including searches, due diligence and selection. Additionally, Ms. Cogar is responsible for portfolio construction.

Robert F. Collins, CFA, Vice President and Director of Tax-Exempt Fixed Income Investments, leads the team responsible for tax-exempted fixed income investing as part of Wealth Advisory Services’ Fixed Income Group at Wilmington Trust. In this role he oversees credit analysis on tax-exempt fixed income securities and tax-exempt fixed income portfolio management for Wilmington Trust’s high-net-worth clients. Mr. Collins first worked at Wilmington Trust from 1982 to 1999, during which time he held several position of increasing responsibility. Mr. Collins then worked from 1999 to 2004 as a senior vice president at PNC Financial Corp. where he started and co-managed the investment group dedicated to managing municipal bond portfolios for high-net-worth clients. Mr. Collins was also a senior vice president at Delaware Investments in Philadelphia from 2004 to 2009.

Dominick J. D’Eramo, CFA, is a Vice President, Senior Portfolio Manager and Director of Institutional Fixed Income for WTIA. He is a member of the investment team primarily responsible for the day-to-day management of the Intermediate-Term Bond and Broad Market Bond Funds. Mr. D’Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with WFMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products.

Jed S. Fogdall, Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 2004.

R. Samuel Fraundorf, CFA, CPA, is President of WTIA. He was previously Senior Vice President and Chief Operating officer of WTIA and was Vice President and Director of Research at Wilmington Trust Company, WFMC and WTIA. Before joining Wilmington Trust in 2004, Mr. Fraundorf was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf’s responsibilities include overall management of WTIA’s business, supporting Wilmington Trust’s mutual fund business, and involvement in the research efforts of the Investment Research Team and Investment Strategy Team.

Nellie Bronner, CFA, is a Managing Director of Goldman Sachs. Ms. Bronner joined Goldman Sachs as an analyst in 2002 and has been a portfolio manager since 2008.

Ron Hua, CFA, Managing Director of Goldman Sachs, is the Chief Investment Officer of Equity Alpha Strategies for Goldman Sachs’ QIS team. He joined Goldman Sachs as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business. Prior to his current role, Mr. Hua was the Chief Investment Officer and Head of Research for Equity Investments at PanAgora Asset Management from 2004 to 2011. In that capacity, Mr. Hua was responsible for all equity strategies, was the architect of Pan Agora’s Dynamic Equity Contextual Modeling Approach and served as a member of PanAgora’s Management and Investment Committees.

Len Ioffe, CFA, is a Managing Director of Goldman Sachs. Mr. Ioffe joined Goldman Sachs as an associate in 1995 and has been a portfolio manager since 1996.

Denis Suvorov, CFA, is a Vice President of Goldman Sachs. Mr. Suvorov joined Goldman Sachs as a Vice President in 2011 and has been a portfolio manager since 2011. Between 2007 and 2011, Mr. Suvorov was a portfolio manager at Numeric Investors, LLC.

John J. Malloy, Jr., is responsible for managing the municipal bond component of client portfolios in Wealth Advisory Services at Wilmington Trust, as well as assisting in conducting trades for the Wilmington Municipal Bond Funds. He conducts rigorous analysis of interest rate movements in order to make the best fixed income duration decisions. John also conducts continual yield curve and volatility analyses in order to maximize total return and minimize risk across his fixed income portfolios. John joined Wilmington Trust in 2006, specializing in municipal bond trading and portfolio management. Previously, he was a senior fixed income trader at the Vanguard Group. John holds an MBA from Saint Joseph’s University and a bachelor’s degree in Business Administration from Arcadia University.

Asha Mehta, CFA, is a Vice President and Portfolio Manager at Acadian. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson, and held the position of Investment Banker at Goldman, Sachs & Co.

Clement K. Miller, CFA, is an Administrative Vice President with the Advisory Services Consulting Group of WTIA. He is a member the WTIA Investment Research Team, as well as of the Manager Strategies and Portfolio Strategies teams. Mr. Miller is a presenter in WTIA’s monthly asset allocation call. He has responsibilities relating to international equities and fixed-income. Prior to joining WTIA in November 2008, Mr. Miller was a relationship manager the export finance team within M&T Bank’s International Trade Division Between 1987 and 2002, he was with the Export-Import Bank of the United States, where he served in several positions, including relationship manager, international economist, workout officer, and trade finance negotiator. Between 1983 and 1987, Mr. Miller was an economist with the emerging markets group of Wharton Econometric Forecasting Associates, now known as IHS Global Insight. Mr. Miller holds a B.S. in International Economics from Georgetown University’s School of Foreign Service, an MBA in Finance from George Washington University. He holds the Chartered Financial Analyst designation and is a board member of the Baltimore CFA Society as well as a member of the CFA Institute.

Constantine P. Papageorgiou, CFA, is a Vice President and Portfolio Manager at Acadian. Dr. Papageorgiou joined Acadian in August 2006 and is a member of the Research and Portfolio Management Team, where he contributes to improving Acadian’s investment processes, portfolio management, and supporting marketing and client service. Prior to Acadian, he spent four years at AlphaSimplex Group in Cambridge, where he developed news-based and high-frequency trading strategies, among other projects. He has also worked with iSpheres, Kana Communications, the MIT Artificial Intelligence Laboratory, and BBN Systems and Technology.

Michael L. Reynal serves as lead portfolio manager for the portion of the International Fund’s assets allocated to Principal Global. Mr. Reynal joined Principal Global in 2001 and previously managed and researched international equities at Wafra Investment Advisory Group, Paribas Capital Markets and Barclays de Zoete Wedd.

Rebecca J. Rogers, Senior Portfolio Manager at WTIA, is a member of the investment management team primarily responsible for the day-to-day management of the Municipal Bond Fund. Ms. Rogers joined Wilmington Trust Corporation in 2010. Prior to joining Wilmington Trust Corporation, Ms. Rogers worked for PNC Capital Advisors, where she was the Co-Director of Municipal Portfolio Management and Trading from 2000 to 2010. Prior to 2000, Ms. Rogers was a Vice President at Commerce Capital Markets, and institutional sales person for twelve years.

Joshua A. Savadove, CFA, CAIA, is a Vice President at WTIA. He is a member of the Asset, Portfolio and Manager Strategies team, responsible for third-party manager due diligence. Prior to joining WTIA in June 2007, Mr. Savadove was a Senior Investment Analyst and Director of the outside money manager platform in the Mercantile Investment and Wealth Management Division. Prior to that, Mr. Savadove spent three years as the Director of Analytics at Asset Strategy Consultants, a firm that consults on over $6 billion in institutional, tax-exempt assets. Mr. Savadove holds a B.A. degree in Business and Economics from Randolph-Macon College, the Chartered Financial Analyst and Chartered Alternative Investment Analyst designation and is a member of the CFA Institute and the Baltimore Security Analysts Society.

Thomas C. Seto, is Portfolio Manager & Director of Portfolio Management at Parametric. Prior to joining Parametric in 1998, Mr. Seto served as Head of U.S. Equity Index Investments at Barclays Global Investors.

David M. Stein, Ph.D., is Parametric’s Chief Investment Officer. Dr. Stein joined Parametric in 1997 and prior thereto held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds.

Karen E. Umland, CFA, Senior Portfolio Manager and Vice President of Dimensional, has been a portfolio manager for Dimensional since 1998.

Randy H. Vogel, CFA, is a Senior Credit Analyst and Portfolio Manager for WTIA. He is responsible for credit analysis for all investment grade and high yield issuers. He is also responsible for assisting in the management of the corporate segments of the Total Return Taxable Fixed Income Strategies. Mr. Vogel joined Wilmington Trust in 2008. From 2006 to 2008, Mr. Vogel was employed by PNC Capital Advisors as a Senior Credit Analyst covering the banking, brokerage, utility and telecommunication industries. From 2003 to 2006, Mr. Vogel was employed by Wilmington Trust as a Senior Securities Analyst.

Stephen P. Winterstein, Managing Director and Head of Strategy of Municipal Fixed Income, is a member of the investment team primarily responsible for day-to-day management of the Wilmington Municipal Bond Funds. Mr. Winterstein joined Wilmington Trust Corporation in 2011. From 1999 to 2011, Mr. Winterstein served as the managing director of municipal fixed income for PNC Capital Advisors, where he founded and led a team of municipal fixed income professionals dedicated to managing municipal bond portfolios for high-net-worth individuals and institutional clients.

6. Changes to Share Class Minimums

(a)	All Funds, Other than Money Market Funds

The following supplements and amends information in the “How to Purchase, Redeem and Exchange Shares” section, under “Purchasing Shares,” on page 93 of the Prospectus.

Purchasing Shares

If you would like to purchase Shares of a Wilmington Fund for the first time, please consult a financial professional in your area. If you do not have a financial professional, please call the Shareholders Services department at 1-800-836-2211.

Class A and Class C Shares
Minimum Initial Investment Amount:	$1,000
Minimum Subsequent Investment Amount:	$25
Class I Shares
Minimum Initial Investment Amount:	$1,000,000
Minimum Subsequent Investment Amount:	$25

Share Class Minimums	Initial Purchase
	Class A and Class C	Class I1
General	$1,000	N/A	[2]
Uniform Gifts or Transfers to Minor Accounts	$1,000	N/A
IRAs	$250	N/A
SIMPLE IRAs	None	N/A
Systematic Investment Plans	$50	N/A
Clients of Eligible Financial Intermediaries	None	None
Retirement Plans with omnibus accounts held on the Books of the Fund	None	None
Other Retirement Plans[3]	None	N/A
Institutional Investors	$1,000	$1,000,000

1.	Class I Shares are offered to institutional and other eligible investors, including:
A.	Retirement plans with omnibus accounts held on the books of the Fund, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing plans, non-qualified deferred compensation plans, and other similar employer-sponsored retirement plans;
B.	Clients of eligible Financial Intermediaries, which are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I Shares through a no-load network or platform;
C.	Institutional investors, including corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities; and
D.	Advisory or Trust clients of Wilmington Trust or its affiliates.
2.	The minimum investment amounts for Class I Shares may be waived for:
A.	Retirement plans with omnibus accounts held on the books of the Fund, as defined in the above;
B.	Clients of eligible Financial Intermediaries, as defined in 1B above;
C.	Advisory or Trust clients of Wilmington Trust or its affiliates.
3.

Other retirement plans include retirement plans investing through brokerage accounts. Individual retirement vehicles include traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Other retirement plans and individual retirement vehicles are treated like individual investors for the purposes of determining sales charge reductions or waivers.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time. The minimum initial investment amounts for Class I will be waived for a current or retired/former Trustee, Director or employee of the Fund, the Advisor, the Distributor, the Sub-advisor and their affiliates, M&T Bank Corporation and their subsidiaries and the immediate family members of these individuals. (Immediate family member is defined as any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships of these people).

(b)	All Money Market Funds

The following supplements and amends information in the “How to Purchase, Redeem and Exchange Shares” section, under “Purchasing Shares,” on page 93 of the Prospectus.

Purchasing Shares

If you would like to purchase Shares of a Wilmington Fund for the first time, please consult a financial professional in your area. If you do not have a financial professional, please call the Shareholders Services department at 1-800-836-2211.

Service Class Shares
Minimum Initial Investment Amount:	None
Minimum Subsequent Investment Amount:	$25
Administrative Class Shares
Minimum Initial Investment Amount:	$1,000
Minimum Subsequent Investment Amount:	$25
Select Class Shares
Minimum Initial Investment Amount:	$100,000
Minimum Subsequent Investment Amount:	$25

7. Changes to Contingent Deferred Sales Charge for Wilmington Short Duration Government Bond Fund and Wilmington Short-Term Corporate Bond Fund

The following supplements and amends information contained in the “How Are Shares Priced?”section, under “Sales Charge When You Purchase Class A Shares” on page 92 of the Prospectus.

Short Duration Government Bond Fund and Short-Term Corporate Bond Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering	Dealer Concession	Sales Charge as Percentage of NAV
Less than $100,000	1.75%	1.50%	1.78%
$100,000 but less than $250,000	1.50%	1.25%	1.57%
$250,000 or greater*	0%	0%	0%

*	Except for Large Cap Value Fund and the Money Market Funds, if you make an investment of $1,000,000 or more, or $250,000 or more in Short Duration Government Bond Fund or Short-Term Corporate Bond Fund, at net asset value in Class A Shares, and you redeem all or any portion of your Shares at any time within the 18-month period beginning on the first day of the calendar month following the month in which you made your purchase, your redemption proceeds will be subject to a 1.00% contingent deferred sales charge (“CDSC”). Exchanges do not trigger the CDSC. In addition, if your investment professional waives receipt of the NAV advanced commission payment described below and notifies the Fund, this CDSC will not apply. The CDSC will be calculated using the share price at time of purchase.

8. All Wilmington Funds – Changes to Systematic Withdrawal Program

The following supplements and amends information contained in the “How to Purchase, Redeem and Exchange Shares” section, under “Payment Options, Systematic Withdrawal Program” on page 96 of the Prospectus.

Systematic Withdrawal Program

You may automatically redeem Shares in a minimum amount of $50 ($1,000 for Select Class Shares and Class I Shares of the Funds) on a regular basis. Your account must be worth at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A or Class C Shares subject to a sales charge while redeeming Shares using this program. For more information and an application form for this program call Shareholder Services at 1-800-836-2211.

Generally, Class C Shares systematically withdrawn will be subject to CDSC. However, a CDSC will not be charged on systematic redemptions of Class C Shares if:

•

Shares redeemed are 10% or less of the account value in a single year. The value of your account is calculated using the share price at the time of purchase or current market value, whichever is greater; and

•	all dividends and capital gains distributions are reinvested.

Checkwriting

You may request checks to redeem shares of certain money market funds. Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment. The ability to redeem Shares by check may not be available when establishing an account through a financial intermediary. You should read this prospectus together with any applicable agreement between you and your financial intermediary to learn about the services provided, the fees charged for those services, and any check minimum or maximum amounts, restrictions or other limitations that may be imposed. For more information, contact the Wilmington Funds. See also “Limitations on Redemption Proceeds” below for additional restrictions.

Please keep this Supplement for future reference.

Supplement dated March 12, 2012 to the Wilmington Funds (the “Funds” or the “Trust”) (formerly, MTB Group of Funds) Statement of Additional Information dated August 31, 2011 (the “SAI”)

Effective March 12, 2012, the information in the SAI will be amended, supplemented, or replaced as follows:

1. All MTB Funds – Renaming of the MTB Group of Funds and Website

The MTB Group of Funds has been renamed the “Wilmington Funds” and the Trust’s website address changed from www.mtbfunds.com to www.wilmingtonfunds.com. Accordingly, all references in the SAI are hereby deleted and replaced with references to the Wilmington Funds and all references to the Trust’s website address www.mtbfunds.com are hereby deleted and replaced with www.wilmingtonfunds.com.

The names of the Wilmington Funds are as follows:

Current Fund Name/Series	New Fund Name/Series
MTB Money Market Fund	Wilmington Prime Money Market Fund
MTB Tax-Free Money Market Fund	Wilmington Tax-Exempt Money Market Fund
MTB U.S. Government Money Market Fund	Wilmington U.S. Government Money Market Fund
MTB U.S. Treasury Money Market Fund	Wilmington U.S. Treasury Money Market Fund
MTB Income Fund	Wilmington Broad Market Bond Fund
MTB Intermediate-Term Bond Fund	Wilmington Intermediate-Term Bond Fund
MTB Maryland Municipal Bond Fund	Wilmington Maryland Municipal Bond Fund
MTB New York Municipal Bond Fund	Wilmington New York Municipal Bond Fund
MTB Pennsylvania Municipal Bond Fund	Wilmington Pennsylvania Municipal Bond Fund
MTB Short Duration Government Bond Fund	Wilmington Short Duration Government Bond Fund
MTB Short-Term Corporate Bond Fund	Wilmington Short-Term Corporate Bond Fund
MTB Virginia Municipal Bond Fund	Wilmington Virginia Municipal Bond Fund
MTB Strategic Allocation Fund	Wilmington Strategic Allocation Moderate Fund
MTB International Equity Fund	Wilmington Multi-Manager International Fund
MTB Large Cap Growth Fund	Wilmington Large Cap Growth Fund
MTB Large Cap Value Fund	Wilmington Large Cap Value Fund
MTB Mid Cap Growth Fund	Wilmington Mid Cap Growth Fund
MTB Small Cap Growth Fund	Wilmington Small Cap Growth Fund

2. All Wilmington Funds – Amended Cusip Numbers

The following supplements and amends information in the “Table of Contents” section on page 2 of the SAI.

Prime Money Market Fund

(Service Class – Cusip 97181C100; Select Class – Cusip 97181C308; Administrative Class – Cusip 97181C407)

Tax-Exempt Money Market Fund

(Service Class – Cusip 97181C878; Select Class – Cusip 97181C886; Administrative Class – Cusip 97181C860)

U.S. Government Money Market Fund

(Service Class – Cusip 97181C506; Select Class – Cusip 97181C704; Administrative Class – Cusip 97181C803)

U.S. Treasury Money Market Fund

(Service Class – Cusip 97181C498; Select Class – Cusip 97181C514; Administrative Class – Cusip 97181C480)

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Broad Market Bond Fund

(Class A – Cusip 97181C829; Class I – Cusip 97181C811)

Intermediate-Term Bond Fund

(Class A – Cusip 97181C852; Class I – Cusip 97181C845; Class C – Cusip 97181C837)

Maryland Municipal Bond Fund

(Class A – Cusip 97181C548; Class I – Cusip 97181C530)

New York Municipal Bond Fund

(Class A – Cusip 97181C589; Class I – Cusip 97181C571)

Pennsylvania Municipal Bond Fund

(Class A – Cusip 97181C563; Class I – Cusip 97181C555)

Short Duration Government Bond Fund

(Class A – Cusip 97181C779; Class I – Cusip 97181C761; Class C – Cusip 97181C753)

Short-Term Corporate Bond Fund

(Class A – Cusip 97181C621; Class I – Cusip 97181C597; Class C – Cusip 97181C613)

Virginia Municipal Bond Fund

(Class A – Cusip 97181C522)

Strategic Allocation Moderate Fund

(Class A – Cusip 97181C746; Class I – Cusip 97181C738)

Multi-Manager International Fund

(Class A – Cusip 97181C795; Class I – Cusip 97181C787)

Large Cap Growth Fund

(Class A – Cusip 97181C696; Class I – Cusip 97181C688)

Large Cap Value Fund

(Class A – Cusip 97181C720; Class I – Cusip 97181C712)

Mid Cap Growth Fund

(Class A – Cusip 97181C670; Class I – Cusip 97181C662)

Small Cap Growth Fund

(Class A – Cusip 97181C654; Class I – Cusip 97181C639; Class C – Cusip 97181C647)

3. Additional Trustees

Robert H. Arnold, Dr. Eric Brucker, and Nicholas A. Giordano join the existing members of the Board of Trustees to serve as Independent Trustees of the Funds, and Robert J. Christian and R. Samuel Fraundorf join the Board of Trustees as Interested Trustees of the Funds.

The following supplements and amends certain information on page 54-61 of the SAI under the section entitled “Who Manages and Provides Services to the Funds,” under the following sections: “Board of Trustees,” “Independent Trustees Background and Compensation,” “Experience of the Trustees” and “Board Ownership of Shares in the Fund and in the Trust as of December 1, 2011”.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Each Board member oversees all portfolios of the Trust and serves for an indefinite term. Information about each Board member is provided below. Unless otherwise noted, the business address of each Trustee and Senior Officer of the Funds is 100 East Pratt Street, 17 Floor, Baltimore, Maryland 21202. The Trust is composed of 26 funds and is the only investment company in the Fund complex.

2

INTERESTED TRUSTEE BACKGROUND AND COMPENSATION

Name Address Birth year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years	Total Compensation From Trust
Robert J. Christian Birth year: 1949	Principal Occupations: Retired.	$0

Trustee Began serving: March 2012

Other Directorships Held: Fund Vantage Trust (33 portfolios); Optimum Fund Trust (6 portfolios) (registered investment companies).

Previous Positions: Executive Vice President of Wilmington Trust Company (2/96 to 2/06); President of Rodney Square Management Corporation (“RSMC”) (1996 to 2005); Vice President of RSMC (2005 to 2006).

R. Samuel Fraundorf, CFA, CPA Birth year: 1964	Principal Occupations: President of Wilmington Trust Investment Advisors, Inc. (“WTIA”).	$0

Trustee Began serving: March 2012

Other Directorships Held: None.

Previous Positions: Chief Operating Officer of Wilmington Trust Investment Management (“WTIM”) (1/08 to 1/09); Director of Research at WTIM (8/04 -1/08); Senior Manager and Tax Manager, KPMG Investment Advisors (1/99 to 8/04).

Jeffrey Durkee* Birth year: 1958	Principal Occupations: President and Chief Executive Officer, Wilmington Trust Investment Advisors, Inc. (3/07 to 1/12).	$0

Trustee Began serving: December 2007

Other Directorships Held: None.

Previous Positions: Chairman and CEO Private Wealth Management, Mercantile Bankshares Corporation (4/06 to 3/07); Senior Vice President and Director, Southern Division, Legg Mason Wood Walker (1998 to 4/06).

*	Jeffrey Durkee resigned as Trustee effective January 27, 2012.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Address Birth year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years	Total Compensation From the Trust
Robert H. Arnold Birth year: 1944	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting), since 1989.	$0

Trustee Began serving: March 2012	Other Directorships Held: First Potomac Realty Trust (real estate investment trust).

Dr. Eric Brucker Birth year: 1941	Principal Occupations: Professor of Economics, Widener University, since 2002.	$0

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Name Address Birth year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years	Total Compensation From the Trust
Trustee Began serving: March 2012	Other Directorships Held: None. Previous Positions: Dean, School of Business Administration of Widener University (2001 to 2004).

Nicholas A. Giordano Birth year: 1943	Principal Occupations: Consultant, financial services organizations (1997 to present).	$0

Trustee Began serving: March 2012

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

EXPERIENCE OF THE TRUSTEES

Described below for each Trustee are specific experiences, qualifications, attributes or skills that support a conclusion that he or she should serve as a Trustee of the Trust as of the date of this Statement of Additional Information and in light of the Trust’s business and structure. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Trustee evidences those abilities and is appropriate to his or her serving on the Trust’s Board of Trustees. Further information about each Trustee is set forth in the table above describing the business activities of and other directorships held by each Trustee during the past five years.

Mr. Arnold has served as Trustee of the Trust since March 2012. Mr. Arnold is the founder and co-manager of R.H. Arnold & Co., Inc.

Dr. Brucker has served as Trustee of the Trust since March 2012. Dr. Brucker is a Professor of Economics at Widener University and served as the Dean at the School of business administration at Widener University.

Mr. Christian has served as Trustee of the Trust since March 2012. Mr. Christian served as Executive Vice President of Wilmington Trust Company, President and Vice President of WFMC (formerly, Rodney Square Management Corporation) and currently serves as a Trustee to other mutual fund complexes.

Mr. Fraundorf has served as Trustee of the Trust since March 2012. Mr. Fraundorf serves as President of WTIA.

Mr. Giordano has served as Trustee of the Trust since March 2012. Mr. Giordano is a consultant to financial service organizations, served as the Interim President of LaSalle University, serves as the President and Chief Executive Officer of the Philadelphia Stock Exchange and currently serves as the Trustee to other mutual fund complexes.

4

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE TRUST AS OF DECEMBER 1, 2011

Board Member Name	Dollar Range of Shares Owned in Funds	Aggregate Dollar Range of Shares Owned in the Trust*
Robert H. Arnold	None	None
Eric Brucker		Over $100,000
Wilmington Broad Market Bond Fund	$10,001-$50,000
Wilmington U.S. Government Money Market Fund	$50,001-$100,000
Wilmington Large-Cap Strategy Fund	$50,001-$100,000
Robert J. Christian		Over $100,000
Wilmington Money Market Fund	$1-$10,000
Wilmington Large-Cap Strategy Fund	$50,001-$100,000
R. Samuel Fraundorf		$50,001-$100,000
Wilmington Multi-Manager International Fund	$10,001-$50,000
Wilmington Small-Cap Strategy Fund	$10,001-$50,000
Nicholas A. Giordano		Over $100,000
Wilmington Multi-Manager Real Asset Fund	Over $100,000

4. Changes to the Portfolio Managers

(a)	Wilmington Broad Market Bond Fund

Dominick J. D’Eramo, CFA, and Randy H. Vogel, CFA have joined James M. Hannan and Wilmer C. Stith, III, CFA, as Co-Portfolio Managers of the Wilmington Broad Market Bond Fund. All Co-Portfolio Managers are responsible for managing the day-to-day operations of the Wilmington Broad Market Bond Fund.

(b)	Wilmington Intermediate-Term Bond Fund

Dominick J. D’Eramo, CFA, Randy H. Vogel, CFA and James M. Hannan have joined Wilmer C. Stith, III, CFA as Co-Portfolio Managers of the Wilmington Intermediate-Term Bond Fund. All Co-Portfolio Managers are responsible for managing the day-to-day operations of the Wilmington Intermediate-Term Bond Fund.

(c)	Wilmington Maryland Municipal Bond Fund

Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. serve as Co-Portfolio Managers of the Wilmington Maryland Municipal Bond Fund. Mr. Collins, Mr. Winterstein, Ms. Rogers and Mr. Malloy are responsible for managing the day-to-day operations of the Wilmington Maryland Municipal Bond Fund.

(d)	Wilmington New York Municipal Bond Fund

Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. serve as Co-Portfolio Managers of the Wilmington New York Municipal Bond Fund. Mr. Collins, Mr. Winterstein, Ms. Rogers and Mr. Malloy are responsible for managing the day-to-day operations of the Wilmington New York Municipal Bond Fund.

(e)	Wilmington Pennsylvania Municipal Bond Fund

Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. serve as Co-Portfolio Managers of the Wilmington Pennsylvania Municipal Bond Fund. Mr. Collins, Mr. Winterstein, Ms. Rogers and Mr. Malloy are responsible for managing the day-to-day operations of the Wilmington Pennsylvania Municipal Bond Fund.

5

(f)	Wilmington Short Duration Government Bond Fund

James M. Hannan and Wilmer C. Stith, III, CFA have joined Robert J. Truesdell as Co-Portfolio Managers of the Wilmington Short Duration Government Bond Fund. All Co-Portfolio Managers are responsible for managing the day-to-day operations of the Wilmington Short Duration Government Bond Fund.

(g)	Wilmington Short-Term Corporate Bond Fund

James M. Hannan has joined Wilmer C. Stith, III, CFA as Co-Portfolio Manager of the Wilmington Short-Term Corporate Bond Fund. The Co-Portfolio Managers are responsible for managing the day-to-day operations of the Wilmington Short-Term Corporate Bond Fund.

(h)	Wilmington Virginia Municipal Bond Fund

Robert F. Collins, CFA, Stephen P. Winterstein, Rebecca J. Rogers and John J. Malloy, Jr. serve as Co-Portfolio Managers of the Wilmington Virginia Municipal Bond Fund. Mr. Collins, Mr. Winterstein, Ms. Rogers and Mr. Malloy are responsible for managing the day-to-day operations of the Wilmington Virginia Municipal Bond Fund.

(i)	Wilmington Strategic Allocation Moderate Fund

Joshua A. Savadove, CFA, CAIA, Allen E. Choinski, CFA and Clayton M. Albright, III have joined Mark J. Stevenson, CFA as Co-Portfolio Managers of the Wilmington Strategic Allocation Moderate Fund. All Co-Portfolio Managers are responsible for managing the day-to-day operations of the Wilmington Strategic Allocation Moderate Fund.

(j)	Wilmington Multi-Manager International Fund

R. Samuel Fraundorf, CFA, CPA, George Chen, CFA, CIPM, Amanda M. Cogar, CFA, Clement K. Miller, CFA, Thomas R. Pierce, CFA, Asha Mehta, CFA, Constantine P. Papageorgiou, CFA, Karen E. Umland, CFA, Stephen A. Clark, Joseph H. Chi, CFA, Jed S. Fogdall, Nellie Bronner, CFA, Ron Hua, CFA, Len Ioffe, CFA, Denis Suvorov, CFA, David M. Stein, Ph.D, Thomas C. Seto and Michael L. Reynal also serve as Co-Portfolio Managers of the Wilmington Multi-Manager International Fund. Mr. Fraundorf, Mr. Chen, Ms. Cogar, Mr. Miller, Ms. Mehta, Mr. Papageorgiou, Ms. Umland, Mr. Clark, Mr. Chi, Mr. Fogdall, Ms. Bronner, Mr. Hua, Mr. Ioffe, Mr. Suvorov, Mr. Stein, Mr. Seto and Mr. Reynal have joined Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani, David Bertocchi, Jonathan Greenhill, Thomas R.H. Tibbles, Barry A. Lockhart, Trevor Graham and Patrick Tan as Co-Portfolio Managers of the Wilmington Multi-Manager International Fund. All Co-Portfolio Managers are responsible for managing the day-to-day operations of the Wilmington Multi-Manager International Fund.

(k)	Wilmington Small Cap Growth Fund

Effective February 3, 2012, Steven R. Crain resigned as Portfolio Manager of the Wilmington Small-Cap Growth Fund. Upon Mr. Crain’s resignation, James Thorne, Ph.D and Bradley A. Williams, Portfolio Managers of Wilmington Small-Cap Growth Fund, jointly manage the day-to-day operations of the Wilmington Small-Cap Growth Fund. Accordingly, all references to Mr. Crain in the Wilmington Funds SAI are hereby deleted.

The following supplements and amends certain information on pages 62 through 75 of the SAI under the section entitled “Who Manages and Provides Services to the Funds?,” under “ Portfolio Managers”.

6

Wilmington Broad Market Bond Fund and Wilmington Intermediate-Term Bond Fund

OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed Subject to a Performance Based Advisory Fee (millions)
Dominick J. D’Eramo, CFA Registered Investment Companies:	2	$225	0	$0
Other Pooled Investment Vehicles:	3	$717	0	$0
Other Accounts:	125	$2,400	0	$0
Randy H. Vogel, CFA
Registered Investment Companies:	1	$62	0	$0
Other Pooled Investment Vehicles:	3	$717	0	$0
Other Accounts:	0	$0	0	$0

Wilmington Maryland Municipal Bond Fund, Wilmington New York Municipal Bond Fund, Wilmington Pennsylvania Municipal Bond Fund and Wilmington Virginia Municipal Bond Fund

OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed Subject to a Performance Based Advisory Fee (millions)
Robert F. Collins, CFA Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$288.8	0	$0
Other Accounts:	614	$2,473	0	$0
Rebecca J. Rogers
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
Stephen P. Winterstein
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
John J. Malloy, Jr.
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0

Wilmington Strategic Allocation Moderate Fund

OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed Subject to a Performance Based Advisory Fee (millions)
Clayton M. Albright, III
Registered Investment Companies:	1	$62	0	$0
Other Pooled Investment Vehicles:	3	$717	0	$0
Other Accounts:	112	$839	0	$0

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Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed Subject to a Performance Based Advisory Fee (millions)
Joshua A. Savadove, CFA, CAIA
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2	$90.4	0	$0
Allen E. Choinski, CFA
Registered Investment Companies:	1	$429.5	0	$0
Other Pooled Investment Vehicles:	5	$480	0	$0
Other Accounts:	122	$97	0	$0

Wilmington Multi-Manager International Fund

OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2011).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed Subject to a Performance Based Advisory Fee (millions)
R. Samuel Fraundorf, CFA, CPA
Registered Investment Companies:	3	$384.9	0	$0
Other Pooled Investment Vehicles:	11	$1,561.3	0	$0
Other Accounts:	0	$0	0	$0
George Chen, CFA, CIPM
Registered Investment Companies:	1	$267	0	$0
Other Pooled Investment Vehicles:	3	$600	0	$0
Other Accounts:	0	$0	0	$0
Amanda M. Cogar, CFA
Registered Investment Companies:	1	$267	0	$0
Other Pooled Investment Vehicles:	3	$600	0	$0
Other Accounts:	0	$0	0	$0
Clement K. Miller, CFA
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
Thomas R. Pierce, CFA
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$783	0	$0

5. Changes to the Sub-Advisors for Wilmington Multi-Manager International Fund

Acadian Asset Management LLC, Dimensional Fund Advisors LP, Goldman Sachs Asset Management, L.P., Parametric Portfolio Associates LLC, Principal Global Investors LLC and Wilmington Trust Investment Advisors, Inc. serve as additional sub-advisors to the Wilmington Multi-Manager International Fund. The Advisor allocates assets of the Wilmington Multi-Manager International Fund among the sub-advisors. The allocation of assets among the sub-advisors may vary from time to time. Not all of the sub-advisors may be allocated assets to manage at the same time.

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The following supplements the information in the “Who Manages and Provides Services to the Funds?,” section, under “Investment Advisor - Sub-Advisors,” on page 61 of the SAI with respect to the Wilmington Multi-Manager International Fund.

The Advisor may delegate daily management of a portion of the Multi-Manager International Fund to a Sub-advisor, Acadian Asset Management LLC (“Acadian”). For its services under the Sub-Advisory agreement, Acadian is entitled to receive an allocable portion of the advisory fee that the Advisor receives from the International Fund. The allocation is based on the amount of the average daily net assets that Acadian manages for the Fund. Acadian is entitled to be paid a fee on the portion of the International Fund it manages at the following annual rate: 0.75% of the first $25 million in assets; 0.65% on the next $25 million in assets; 0.50% on the next $100 million in assets; and 0.40% on assets over $150 million.

The Advisor may delegate daily management of a portion of the Multi-Manager International Fund to a Sub-advisor, Dimensional Fund Advisors LP (“Dimensional”). For its services under the Sub-Advisory agreement, Dimensional is entitled to receive an allocable portion of the advisory fee that the Advisor receives from the International Fund. The allocation is based on the amount of the average daily net assets that Dimensional manages for the Fund. Dimensional is entitled to be paid a fee on the portion of the International Fund it manages at the following annual rate: 0.45% on the first $50 million in assets and 0.30% on assets over $50 million.

The Advisor may delegate daily management of a portion of the Multi-Manager International Fund to a Sub-advisor, Goldman Sachs Asset Management, L.P. (“Goldman Sachs”). For its services under the Sub-Advisory agreement, Goldman Sachs is entitled to receive an allocable portion of the advisory fee that the Advisor receives from the International Fund. The allocation is based on the amount of the average daily net assets that Goldman Sachs manages for the Fund. Goldman Sachs is entitled to be paid a fee on the portion of the International Fund it manages at the following annual rate: 0.50% on all assets.

The Advisor may delegate daily management of a portion of the Multi-Manager International Fund to a Sub-advisor, Parametric Portfolio Associates LLC (“Parametric”). For its services under the Sub-Advisory agreement, Parametric is entitled to receive an allocable portion of the advisory fee that the Advisor receives from the International Fund. The allocation is based on the amount of the average daily net assets that Parametric manages for the Fund. Parametric is entitled to be paid a fee on the portion of the International Fund it manages at the following annual rate: for assets allocated to the Emerging Markets Strategy: 0.80% on the first $100 million in assets and 0.75% on assets over $100 million; for assets allocated to the Developed Country Index Replication Strategy: 0.275% on the first $50 million in assets and 0.20% on assets over $50 million.

The Advisor may delegate daily management of a portion of the Multi-Manager International Fund to a Sub-advisor, Principal Global Investors LLC (“Principal Global”). For its services under the Sub-Advisory agreement, Principal Global is entitled to receive an allocable portion of the advisory fee that the Advisor receives from the International Fund. The allocation is based on the amount of the average daily net assets that Principal Global manages for the Fund. Principal Global is entitled to be paid a fee on the portion of the International Fund it manages at the following annual rate: 0.75% on all assets.

The Advisor has delegated daily management of the International Fund to a Sub-advisor, Wilmington Trust Investment Advisors, Inc. (“WTIA”). For its services under the Sub-Advisory agreement, WTIA is entitled to receive an allocable portion of the advisory fee that the Advisor receives from the International Fund. The allocation is based on the amount of the average daily net assets that WTIA manages for the Fund. WTIA is entitled to be paid 80% of the advisory fee paid to WFMC for the International Fund.

Please keep this Supplement for future reference.

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